EXHIBIT 23.1


                               CONSENT OF COUNSEL

      We hereby consent to the reference to our firm under the caption "Legal Opinion" in the Prospectus contained in this Registration Statement.


                                              /s/ Snow Becker Krauss P.C.
                                              ----------------------------
                                              SNOW BECKER KRAUSS P.C.


New York, New York
August 23, 2002